As filed with the Securities and Exchange Commission on August 13 , 2002.
                                                    Registration No. __________
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    MARYLAND
         (State or Other Jurisdiction of Incorporation or Organization)

                                   04-3474810
                      (I.R.S. Employer Identification No.)

          535 BOYLSTON STREET, BOSTON, MA                       02116
      (Address of Principal Executive Offices)                (Zip Code)
                             ----------------------

   HERITAGE PROPERTY INVESTMENT TRUST, INC. AMENDED AND RESTATED 2000 EQUITY
                                INCENTIVE PLAN
                            (Full Title of the Plan)
                             ----------------------

                             THOMAS C. PRENDERGAST
                     President and Chief Executive Officer
                    Heritage Property Investment Trust, Inc.
                              535 Boylston Street
                                Boston, MA 02116
                    (Name and Address of Agent for Service)

                                 (617) 247-2200
          Telephone Number, Including Area Code, of Agent For Service
                             ----------------------

                                with copies to:

                              VICTOR J. PACI, ESQ.
                           STEPHEN H. FABERMAN, ESQ.
                             BINGHAM MCCUTCHEN LLP
                               150 Federal Street
                          Boston, Massachusetts 02110
                           Telephone: (617) 951-8000
                            Telecopy: (617) 951-8736

                        CALCULATION OF REGISTRATION FEE

=================================================================================================================
                                                              Proposed          Proposed
              Title Of                                        Maximum           Maximum
             Securities                     Amount            Offering         Aggregate           Amount Of
               To Be                         To Be           Price Per          Offering          Registration
             Registered                   Registered         Share (1)           Price                Fee
===================================== ==================== =============== =================== ===================
Common Stock,                              3,600,000           $25.00         $90,000,000            $8,280
$0.001 par value per share
===================================== ==================== =============== =================== ===================

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         All information required by Part I to be contained in the prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by Heritage Property Investment Trust, Inc. (the "Registrant") with the Securities and Exchange Commission (the "SEC") are hereby incorporated by reference in this Registration Statement:

         (a) The Registrant's prospectus, filed with the SEC on April 24, 2002 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), that contains audited financial statements for the Registrant's latest fiscal year for which such statements have been filed.

         (b) The description of the Registrant's Common Stock, $0.001 par value per share, contained in the Registrant's Registration Statement on Form 8-A, as filed with the SEC on April 10, 2002, under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

         In addition, all documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all of such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS OR COUNSEL.

         As of August 13, 2002, attorneys at Bingham McCutchen LLP, counsel to the Registrant, owned an aggregate of 6,900 shares of the Registrant's Common Stock. Victor J. Paci, a partner at Bingham McCutchen LLP, is the Secretary of the Registrant. Stephen H. Faberman, a partner at Bingham McCutchen LLP, is an Assistant Secretary of the Registrant.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Articles of Amendment and Restatement (Third) of the Registrant contain a provision permitted under Maryland General Corporation Law eliminating, with limited exceptions, each director's and officer's personal liability for monetary damages for breach of any duty as a director or officer. In addition, the Registrant's charter documents require the Registrant to indemnify its directors and officers from specified liabilities and expenses, as well as advancement of costs, expenses and attorneys' fees, to the fullest extent permitted under Maryland General Corporation Law. These rights are contract rights fully enforceable by each beneficiary of those rights, and are in addition to, and not exclusive of, any other right to indemnification.

         In addition, the Registrant's directors and officers are indemnified for specified liabilities and expenses pursuant to the partnership agreements of Heritage Property Investment Limited Partnership and Bradley Operating Limited Partnership, two partnerships in which the Registrant serves, directly or indirectly, as sole general partner.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         The following exhibits are part of this Registration Statement:

         4.1 Articles of Amendment and Restatement (Third) of the Registrant. (Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-11 (Registration No. 333-69118), filed on September 7, 2001, as amended.)

         4.2 Amended and Restated By-Laws of the Registrant. (Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-11 (Registration No. 333-69118), filed on September 7, 2001, as amended.)

         4.3 Heritage Property Investment Trust, Inc. Amended and Restated 2000 Equity Incentive Plan. (Incorporated by reference to
                  Exhibit 10.8 to the Registrant's Registration Statement on Form S-11 (Registration No. 333-69118), filed on September 7, 2001, as amended.)

         5 Opinion of Ballard Spahr Andrews & Ingersoll, LLP with respect to the legality of the shares being registered.

         23.1 Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibit 5).

         23.2     Consent of KPMG LLP

         24 Power of Attorney (included on the signature pages of this Registration Statement).


ITEM 9.  UNDERTAKINGS.

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering;

         (4) That, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

         (5) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts, on this 13th day of August 2002.

                             HERITAGE PROPERTY INVESTMENT TRUST, INC.


                             By:  /s/Thomas C. Prendergast
                                 ------------------------------------------
                                       Thomas C. Prendergast
                                       President and Chief Executive Officer


                        POWER OF ATTORNEY AND SIGNATURES

         Each person whose signature appears below hereby appoints Thomas C. Prendergast his/her true and lawful attorney-in-fact with the authority to execute in the name of each such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement on Form S-8 necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                            Title                                        Date


/s/Thomas C. Prendergast                             President and Chief Executive           August 13, 2002
--------------------------------------------           Officer, Director (principal
           Thomas C. Prendergast                       executive officer)



/s/David G. Gaw                                      Senior Vice President, Chief            August 13, 2002
--------------------------------------------            Financial Officer and Treasurer
           David G. Gaw                                 (principal financial officer)



/s/Patrick O'Sullivan                                Vice President of Finance and           August 13, 2002
--------------------------------------------            Assistant Treasurer (principal
           Patrick O'Sullivan                           accounting officer)



/s/Joseph L. Barry
--------------------------------------------
           Joseph L. Barry                           Director                                August 13, 2002


/s/David W. Laughton
--------------------------------------------
           David W. Laughton                         Director                                August 13, 2002




/s/William M. Vaughn
--------------------------------------------
           William M. Vaughn, III                    Director                                August 13, 2002


/s/Bernard Cammarata
           Bernard Cammarata                         Director                                August 13, 2002


/s/Robert Falzon
           Robert Falzon                             Director                                August 13, 2002



           Paul V. Walsh                             Director                                August __, 2002


/s/Robert J. Watson
--------------------------------------------
           Robert J. Watson                          Director                                August 13, 2002


/s/Kenneth K. Quigley, Jr.
--------------------------------------------
           Kenneth K. Quigley, Jr.                   Director                                August 13, 2002


/s/Kevin C. Phelan
--------------------------------------------
           Kevin C. Phelan                           Director                                August 13, 2002


/s/Richard C. Garrison
--------------------------------------------
           Richard C. Garrison                       Director                                August 13, 2002


                                 EXHIBIT INDEX

Exhibit No.                        Description of Documents

    4.1 Articles of Amendment and Restatement (Third) of the Registrant. (Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-11 (Registration No. 333-69118), filed on September 7, 2001, as amended.)

    4.2 Amended and Restated By-Laws of the Registrant. (Incorporated by reference to Exhibit 3.2 to the Registrant's
                  Registration Statement on Form S-11 (Registration No. 333-69118), filed on September 7, 2001, as amended.)

    4.3 Heritage Property Investment Trust, Inc. Amended and Restated 2000 Equity Incentive Plan. (Incorporated by reference to
                  Exhibit 10.8 to the Registrant's Registration Statement on Form S-11 (Registration No. 333-69118), filed on September 7, 2001, as amended.)

    5 Opinion of Ballard Spahr Andrews & Ingersoll, LLP with respect to the legality of the shares being registered.


    23.1 Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibit 5)

    23.2          Consent of KPMG LLP.

    24 Power of Attorney (included on the signature pages of this Registration Statement).